SECURITIES AND EXCHANGE COMMISSION
                              Washington, D. C.    20549

                                       FORM 8-K

                                     CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

                               Date of Report: May 13, 1997
                            (Date of earliest event reported)

                       MINNESOTA MINING AND MANUFACTURING COMPANY
                 (Exact name of registrant as specified in its charter)

                                    File No. 1-3285
                                (Commission File Number)

                Delaware                             41-0417775
      (State of incorporation)                     (I.R.S. Employer
                                                  Identification Number)

                3M Center                              55144-1000
            St. Paul, Minnesota                        (Zip Code)
   (Address of principal executive offices)

             Registrant's telephone, including area code: (612) 733-1110


Item 5.   Other Events.

On February 10, 1997, the Board of Directors proposed to amend Articles
FOURTH: A. and TENTH: A. of the Registrant's Restated Certificate of Incorporation (i) to increase the number of authorized shares of common stock of the Registrant from 500,000,000 shares to 1,000,000,000 shares
(ii) and to change the par value of the Registrant's common stock from "no par value" to "$0.50 par value". Such amendment was approved by the stockholders at the Annual Meeting held on May 13, 1997.

Attached hereto as Exhibit 3.1 is the Restated Certificate of Incorporation of the Registrant.



                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                             MINNESOTA MINING AND
                                             MANUFACTURING COMPANY


                                              By:   /s/ Gregg M. Larson
                                                    Gregg M. Larson,
                                                    Assistant Secretary



Dated:   June 30, 1997